Significant gross margin expansion driven by manufacturing consolidation, portfolio optimization and mix New leadership with history of execution and driving transformation Significant growth in Free Cash Flow – disciplined and shareholder-friendly investment policy Disciplined execution to drive sustainable results Aligned to fast-growing secular megatrends in automotive and industrial end markets Creating Shareholder Value Exhibit 99.2

Significant gross margin expansion driven by manufacturing consolidation, portfolio optimization and mix New leadership with history of execution and driving transformation Significant growth in Free Cash Flow – disciplined and shareholder-friendly investment policy Disciplined execution to drive sustainable results Creating Shareholder Value Aligned to fast-growing secular megatrends in automotive and industrial end markets Revenue Growth 2x the Semiconductor Industry

Intelligent Power and Sensing Drive 2X Market Growth CAGR 2021-2025 Market growth projected at 3.5-4.0% based on OMDIA and Gartner Intelligent Power – includes Power discrete, power modules, Analog Power IC Intelligent Sensing – includes image sensors, LIDAR, Ultrasonic sensor interface, image processors Other – includes connectivity, logic, MCU, Optocouplers, EEPROMs, small signal products, Zener diodes, etc. Intelligent Power Enabling Electric Vehicles Driving Power Efficiency in Industrial Systems Accelerating the pace of de-carbonization of power grid Intelligent Sensing Enabling automotive safety and autonomous driving Enabling intelligent automation to drive productivity improvement and energy efficiency Intelligent Power 15% Intelligent Sensing 13% Other -6% 7-9% Other Attractive cash flow focused businesses including connectivity, EEPROM, etc.

Automotive and Industrial to Fuel Growth CAGR 2021-2025 Auto 17% Industrial 7% Other -1% 7-9% Automotive Electrification – SiC and IGBT ADAS – Image sensors and LiDAR Power – LED and ADAS power Industrial Alternative energy Factory automation EV fast charging stations Other Cloud / 5G expected to grow at 11% CAGR Includes consumer, compute and communications Exit non-core, low margin businesses in highly competitive markets Auto and Industrial to Grow to 75% of Revenue from 60% in 2021

CAGR 2021-2025 Strategic 13% Non-Core -15% 7-9% Strategic Invest in Product Leadership with 100% of R&D focused on Strategic products 13% CAGR drives long-term growth and margin expansion Non-Core 50% of Non-Core is Low-margin business in highly competitive markets Expect to exit 10-15% of current revenue over the next 2 years causing total company growth to be at market growth in 2022-2023 Focus on Product Leadership and Exit Non-Core Businesses

Percentage of 2021 revenue Highly Diversified Customer Base and Broad Channel Reach Highly diversified customer base across all end-markets, products and geographies No 10% customer Customer roadmap and future technology alignment provide stickiness Engaging with strategic customers on long-term agreements provides greater visibility and less volatility Channel Strength Engaged with strategic global and regional distribution partners to drive demand creation Highly fragmented base of highly profitable end-customers Strengthens presence in Industrial market worldwide

Deep engagement with all market disrupters Top 20 customers each purchase an average of 24 onsemi product families

New leadership with history of execution and driving transformation Significant growth in Free Cash Flow – disciplined and shareholder-friendly investment policy Disciplined execution to drive sustainable results Aligned to fast-growing secular megatrends in automotive and industrial end markets Creating Shareholder Value Execution Drives 45% Gross Margin Significant gross margin expansion driven by manufacturing consolidation, portfolio optimization and mix

Mix Shift Portfolio Optimization Manufacturing Optimization Execution Drives 45% Gross Margin Mix Shift Product leadership drives shift to higher margin automotive and industrial end-markets Investing R&D in highly differentiated products at accretive margin Portfolio Optimization Monetize non-core businesses Non-Core Exit - 10-15% of revenue by 2022-2023 Manufacturing Optimization Consolidate manufacturing footprint to reduce fixed cost footprint and minimize volatility in gross margins Invest in efficient 300mm Fab in East Fishkill for improved cost structure Manufacturing optimization expected to provide half of gross margin improvement 2021 E GM 38.6% 2025 Target GM 45.0%

Legacy IDM Model – fab filler strategy Excessive capacity expansion Collection of many sub-scale sites Low return on capital investments Flexible manufacturing strategy with low fixed cost footprint Minimize Gross Margin Volatility Invest in internal capacity for differentiated technologies and strategic growth areas (Intelligent Power and Silicon Carbide) Utilize external manufacturing for non-proprietary technologies with flex capacity internally and externally Strengthen Competitive Advantage Exit sub-scale Fabs and shift to 300mm capacity Increase back-end flexibility for common packages – external volume to increase to ~45% from 34% in 2021 Improve Cost Structure Optimize capex – Rely on external partners for common packages and technologies Maximize Returns Shifting to Fab-Liter Manufacturing Shifting to Fab-Liter Manufacturing

Exit smaller inefficient fabs to reduce fixed cost footprint by $125-150 million Front-end Sites Consolidate capacity in larger fabs to drive reduction in unit cost 300mm Capacity Per Factory Adopt a flexible manufacturing model with capex investment for differentiated and critical technologies such as Power and SiC Total Capacity 300mm

New leadership with history of execution and driving transformation Disciplined execution to drive sustainable results Aligned to fast-growing secular megatrends in automotive and industrial end markets Significant gross margin expansion driven by manufacturing consolidation, portfolio optimization and mix Creating Shareholder Value 20-25% Free Cash Flow Margin Significant growth in Free Cash Flow – disciplined and shareholder-friendly investment policy

Targeting $2B Free Cash Flow in 2025 ~$1B ~15% of Revenue ~$2B 20-25% of Revenue FCF to increase >2X revenue growth

Capital Expenditures Drive Differentiation & Leadership 300mm will provide significant cost advantage in front-end costs Accelerate fab consolidation process Enabling 300mm capabilities at East Fishkill Expansion in die capacity Grow competitive advantage in modules Silicon Carbide Expand capacity for power products Invest to expand competitive advantage in packaging Power and Packaging Capital Intensity to be ~12% in Near Term and Moderate to 9% by 2025

Investment and Capital Allocation Strategy Portfolio expansion for revenue growth and margin expansion – R&D and Capital Expenditure RoIC based investment decisions Investment in Organic Growth Adjacent and complimentary to core competencies Accelerate organic initiatives and developments Accretive to the Financial Model M&A Maintain financial flexibility to pursue organic and inorganic growth Target net leverage of 1.5-2.0X Maintain existing credit ratings of BB+/Ba1 Maintain Flexible Balance Sheet Return 50% of Free Cash Flow through share repurchases Shareholder Returns

New leadership with history of execution and driving transformation Aligned to fast-growing secular megatrends in automotive and industrial end markets Significant gross margin expansion driven by manufacturing consolidation, portfolio optimization and mix Creating Shareholder Value Significant growth in Free Cash Flow – disciplined and shareholder-friendly investment policy Operating income growth >2x revenue growth Disciplined execution to drive sustainable results

Focus on Profitable growth – Reduce reliance on revenue to drive margins Exit volatile and highly-competitive businesses and markets Long-term Supply Agreements (LTSA) improve visibility for investments and capacity planning Fab-Liter strategy and manufacturing optimization improves gross margin stability Tight cost control – operating expense growth to lag revenue growth Invest R&D for product leadership and high returns Driving Sustainable Performance Sustainable Performance Drives Shareholder Value

2025 Target Model 2021 Estimated Revenue $6.6B Gross Margin 38.6% Operating Expenses 19.1% Operating Margin 19.5% CAPEX 8% Free Cash Flow ~15% 2025 Target 7-9% CAGR Grow at 2X the semiconductor industry 20-25% ~$2B of Free Cash Flow in 2025 45% Manufacturing consolidating, mix shift, portfolio optimization 17% Operating expense growth to significantly lag revenue growth 28% Operating Income growth >2X revenue growth 9% Expand 300mm capacity, invest to grow SiC and Power capabilities

New leadership with history of execution and driving transformation Aligned to fast-growing secular megatrends in automotive and industrial end markets Significant gross margin expansion driven by manufacturing consolidation, portfolio optimization and mix Creating Shareholder Value Significant growth in Free Cash Flow – disciplined and shareholder-friendly investment policy Disciplined execution to drive sustainable results Operating income growth >2x revenue growth … with a sustainable and climate-responsible focus is committed to ESG and Sustainability 100+ individual projects focused on conservation, reduction and recycling in 2020 Recognized as “Prime” in 2021 (top 20% of semiconductor companies) Top 1% of 768 companies in the “Manufacture of electronic components and boards industry” Most Sustainable Company in the semiconductor industry in 2020 World Finance awards Ranked #10 among Barron’s 100 Most Sustainable Companies in the U.S. for 2021 Second consecutive year, #38 out of 399 U.S.-based companies across 14 industries One of 3 semiconductor companies included in the electronics and semiconductor industry in 2021 for 6 consecutive years Three consecutive years in Dow Jones Sustainability Index onsemi commits to NET ZERO by 2040 onsemi commits to NET ZERO by 2040

Play to Win Focus on high-growth megatrends in Automotive and Industrial and win with onsemi intelligent power and sensing Double down and don’t dabble Invest in disruptive innovation to drive higher margin growth Implement Structural Changes Optimize organizational structure to reduce complexities Streamline manufacturing to match the strategy and not the other way around Attract and retain the best, diverse talent across the board Engage and empower employees to make expeditious, data-driven decisions Capture Value Focus on highly differentiated products that enable disruptive innovation Optimize manufacturing footprint and leverage expertise Eliminate price-to-value discrepancies Execute Leverage new leadership team with history of strong execution Drive accountability throughout the organization Reward employees for delivering superior results Improve Capital Efficiency Optimize Cost Structures Expand Gross Margin and Cash Flow Deliver Shareholder Value Winning Formula